UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 15, 2015

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 15, 2015, the entity owning The Mall at Short Hills (Short Hills Associates, L.L.C.), an indirect subsidiary of Taubman Centers, Inc. (the Company), entered into a mortgage agreement (Mortgage, Security Agreement and Fixture Filing) and three pari-passu promissory notes with Metropolitan Life Insurance Company (Promissory Note A-1), New York Life Insurance Company (Promissory Note A-2), and Pacific Life Insurance Company (Promissory Note A-3, and collectively with the Mortgage, Security Agreement and Fixture Filing, Promissory Note A-1 and Promissory Note A-2, the "Agreements").

The Agreements provide for a new $1 billion non-recourse 12-year term loan. The loan carries a fixed interest rate of 3.48% and is interest-only during the entire term. The loan is prepayable with penalty beginning October 1, 2017 and may be repaid without a prepayment penalty beginning April 1, 2027. The proceeds from the borrowing were used to repay the existing $540 million, 5.47% fixed rate loan on The Mall at Short Hills and to pay off the Company's revolving lines of credit, with the remaining net proceeds to be held for general corporate purposes. The Agreements also contains various affirmative and negative covenants, including financial covenants, and events of default that are similar to, but less stringent than, the Company's primary revolving credit agreement.

The foregoing description is qualified in its entirety by (i) the Mortgage, Security Agreement and Fixture Filing, a copy of which is attached hereto as Exhibit 4.1, (ii) Promissory Note A-1, a copy of which is attached hereto as Exhibit 4.2, (iii) Promissory Note A-2, a copy of which is attached as Exhibit 4.3, (iv) Promissory Note A-3, a copy of which is attached as Exhibit 4.4, (v) the Assignment of Leases, a copy of which is attached as Exhibit 4.5, and (vi) the Guaranty Agreement, a copy of which is attached as Exhibit 4.6, all of which are hereby incorporated by reference.

Item 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

4.1
Mortgage, Security Agreement and Fixture Filing, dated September 15, 2015, by Short Hills Associates L.L.C. in favor of Metropolitan Life Insurance Company, New York Life Insurance Company, and Pacific Life Insurance Company

4.2	Promissory Note A-1, dated September 15, 2015, by Short Hills Associates L.L.C. to Metropolitan Life Insurance Company
4.3	Promissory Note A-2, dated September 15, 2015, by Short Hills Associates L.L.C. to New York Life Insurance Company
4.4	Promissory Note A-3, dated September 15, 2015, by Short Hills Associates L.L.C. to Pacific Life Insurance Company
4.5	Assignment of Leases, dated September 15, 2015, by Short Hills Associates L.L.C. in favor of Metropolitan Life Insurance Company, New York Life Insurance Company, and Pacific Life Insurance Company
4.6	Guaranty Agreement, dated September 15, 2015, by Short Hills Associates L.L.C. in favor of Metropolitan Life Insurance Company, New York Life Insurance Company, and Pacific Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2015	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1
Mortgage, Security Agreement and Fixture Filing, dated September 15, 2015, by Short Hills Associates L.L.C. in favor of Metropolitan Life Insurance Company, New York Life Insurance Company, and Pacific Life Insurance Company

4.2	Promissory Note A-1, dated September 15, 2015, by Short Hills Associates L.L.C. to Metropolitan Life Insurance Company
4.3	Promissory Note A-2, dated September 15, 2015, by Short Hills Associates L.L.C. to New York Life Insurance Company
4.4	Promissory Note A-3, dated September 15, 2015, by Short Hills Associates L.L.C. to Pacific Life Insurance Company
4.5	Assignment of Leases, dated September 15, 2015, by Short Hills Associates L.L.C. in favor of Metropolitan Life Insurance Company, New York Life Insurance Company, and Pacific Life Insurance Company
4.6	Guaranty Agreement, dated September 15, 2015, by Short Hills Associates L.L.C. in favor of Metropolitan Life Insurance Company, New York Life Insurance Company, and Pacific Life Insurance Company